SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 13, 2007 (February 7, 2007)

CHEMBIO DIAGNOSTIC, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-30379	88-0425691
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
3661 Horseblock Road
Medford, NY 11763
(Address of principal executive offices)
631-924-1135
(Registrant’s Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)
On February 7, 2006, the Company’s Compensation Committee approved discretionary bonuses for the fiscal year ended December 31, 2006 for several of the Company’s Named Executive Officers. Lawrence A. Siebert, the Company’s Chief Executive Officer, was granted a bonus of $20,000, and Richard J. Larkin, the Company’s Chief Financial Officer, was granted $15,000. In addition, Avi Pelossof, the Company’s former President of Sales and Marketing who resigned from the Company effective January 31, 2007, was granted $12,000, and Javan Esfandiari, who serves as the Company’s Vice President of Research and Development, was granted $12,000. These bonuses were paid solely on a discretionary basis, and not pursuant to any bonus plan.

(f)
The following table summarizes all compensation recorded by the Company in each of the last two completed fiscal years for our principal executive officer, our two most highly compensated executive officers other than our principal executive officer whose annual compensation exceeded $100,000, and up to two additional individuals for whom disclosure would have been made in this table but for the fact that the individual was not serving as an executive officer of our company at December 31, 2006. In addition, to comply with the SEC’s Interim final rules regarding Executive Compensation Disclosure published on December 29, 2006, the valuation of the option awards in this table have been calculated to provide disclosure of the compensation costs of the option awards over the requisite service period in accordance with FAS123R.

Name and Principal Position	Year	Salary ($)[1]	Bonus ($)[2]	Option Awards ($)[3]	All Other Compensation			Total ($)
Lawrence A. Siebert, CEO and Director[4]	2006	$207,115	$20,000	$21,017		$7,200		$255,332
	2005	155,998	-	12,268		4,154		172,420
Richard J. Larkin, CFO	2006	$140,385	$15,000	$27,300		$-		$182,685
	2005	122,773	900	18,624		-		142,297
Avi Pelossof, Vice President of Sales and Marketing[5]	2006	$156,538	$12,000	$51,081		$6,120		$225,739
	2005	133,899	16,500	31,991		3,766		186,156
Javan Esfandiari, Vice President of Research and Development	2006	$150,385	$12,000	$41,390		$4,800		$208,575
	2005	133,380	18,712	27,619		2,954		182,665
Les Stutzman - Vice President of Marketing	2006	$116,539	$11,500	$12,009	$	$ 20,075	[6]	$160,123

1 Salary is total base salary.
2 Any bonus earned was paid solely on a discretionary basis, and not pursuant to any bonus plan.
3 The valuations of these options reflect the compensation costs of each option award over the requisite service period in accordance with FAS123R.
4 Mr. Siebert also serves as a director on the Company’s board of directors. Mr. Siebert does not receive any compensation for this director role.
5 Mr. Pelossof voluntarily resigned from the Company on December 6, 2006, effective January 31, 2007.
6 This amount represents the rental payments the Company makes for the apartment Mr. Stutzman rents when he visits the Company.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing. This Current Report on Form 8-K does not constitute a determination of whether any information included herein is material.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

        Date: February 13, 2007         Chembio Diagnostics, Inc.

      By:  /s/ Lawrence A. Siebert
          Lawrence A. Siebert
         Chief Executive Officer